UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  03/26/2007

Unitrin, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  0-18298

DE	95-4255452
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

One East Wacker Drive, Chicago, IL 60601
(Address of principal executive offices, including zip code)

312-661-4600
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 8.01.    Other Events

In the text of Item 8.01 of the registrant's Current Report on Form 8-K dated March 26, 2007, the definitive agreement entered into by the registrant's subsidiary, Trinity Universal Insurance Company, was inadvertently described as an agreement in principle. The agreement was correctly described as a definitive agreement in the press release dated March 26, 2007 which was attached as Exhibit 99.01 to that Current Report on Form 8-K.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unitrin, Inc.

Date: March 27, 2007	By:	/s/ Eric J. Draut
Eric J. Draut
Executive Vice President and Chief Financial Officer